EXHIBIT 99.16

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

(as amended on June 15, 2006)

1.             Purposes of the Plan. The purposes of this Equity Incentive Plan are:

•            to attract and retain the best available personnel for positions of substantial responsibility,

•            to provide additional incentive to Service Providers, and

•            to promote the success of the Company’s business.

       Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents, as determined by the Administrator at the time of grant.

2.             Definitions. As used herein, the following definitions shall apply:

(a)       “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b)       “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles.

(c)       “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

(d)       “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents.

(e)       “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f)        “Awarded Stock” means the Common Stock subject to an Award.

(g)       “Board” means the Board of Directors of the Company.

(h)       “Cash Position” means the Company’s level of cash and cash equivalents.

(i)        “Change of Control” means the occurrence of any of the following events, in one or a series of related transactions:

(i)    Any person acquires beneficial ownership of the Company’s securities and is or thereby becomes a beneficial owner of securities entitling such person to exercise twenty-five percent (25%) or more of the combined voting power of the Company’s then outstanding stock. For purposes of this Amendment, “beneficial ownership” shall be determined in accordance with Regulation 13D under the Securities Exchange Act of 1934, or any similar successor regulation or rule; and the term “person” shall include any natural person, corporation, partnership, trust, or association, or any group or combination thereof, whose ownership of the Company’s securities would be required to be reported under such Regulation 13D, or any similar successor regulation or rule.

(ii)   Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of any such period, together with any other Directors first elected as directors of the Company pursuant to nominations approved or ratified by at least two-thirds (2/3) of the Directors in office immediately prior to any such election, cease to constitute a majority of the Board of Directors of the Company.

(iii)  The Company’s stockholders approve:

a)             any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company common stock would be converted into cash, securities or other property, other than a merger or consolidation of the Company in which the holders of the Company’s common stock immediately prior to the merger or consolidation have substantially the same proportionate ownership and voting control of the surviving corporation immediately after the merger or consolidation; or
b)            any sale, lease, exchange, liquidation or other transfer (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

Notwithstanding subparagraphs (i)(iii)(1) and (b)(iii)(2) above, the term “Change in Control” shall not include a consolidation, merger, or other reorganization if upon consummation of such transaction all of the outstanding voting stock of the Company is owned, directly or indirectly, by a holding company, and the holders of the Company’s common stock immediately prior to the transaction have substantially the same proportionate ownership and voting control of such holding company after such transaction.

(j)        “Code” means the Internal Revenue Code of 1986, as amended.

(k)       “Committee” means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(l)        “Common Stock” means the Common Stock of the Company.

(m)      “Company” means Avocent Corporation.

(n)       “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

(o)       “Deferred Stock Unit” means a deferred stock unit Award granted to a Participant pursuant to Section 15.

(p)       “Director” means a member of the Board.

(q)       “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r)        “Dividend Equivalent” means a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. The Dividend Equivalent for each Share subject to an Award shall only be paid to a Participant on the vesting date for such Share.

(s)       “Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(t)        “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(u)       “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v)       “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)   If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)  In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(w)      “Fiscal Year” means a fiscal year of the Company.

(x)        “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y)       “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles.

(z)        “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)     “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement.

(bb)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc)     “Operating Cash Flow” means the Company’s or a business unit’s sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

(dd)     “Operating Income” means the Company’s or a business unit’s income from operations prior to intangible amortization, merger-related expenses, impairment charges, and any other unusual items, determined in accordance with generally accepted accounting principles.

(ee)     “Operational Earnings Per Share” means as to any Fiscal Year, the Company’s or a business unit’s Operating Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(ff)       “Option” means a stock option granted pursuant to the Plan.

(gg)     “Option Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(hh)     “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ii)       “Participant” means the holder of an outstanding Award granted under the Plan.

(jj)       “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Operating Income, (g) Operational Earnings Per Share, (h) Return on Assets, (i) Return on Equity, (j) Return on Sales, (k) Company share price, and (l) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results.

(kk)     “Performance Share” means a performance share Award granted to a Participant pursuant to Section 13.

(ll)       “Performance Unit” means a performance unit Award granted to a Participant pursuant to Section 14.

(mm)   “Plan” means this 2005 Equity Incentive Plan.

(nn)     “Restricted Stock” means Shares granted pursuant to Section 11 of the Plan.

(oo)     “Restricted Stock Unit” means an Award granted pursuant to Section 12 of the Plan.

(pp)     “Return on Assets” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(qq)     “Return on Equity” means the percentage equal to the Company’s Net Income divided by average stockholder’s equity, determined in accordance with generally accepted accounting principles.

(rr)       “Return on Sales” means the percentage equal to the Company’s or a business unit’s Operating Income before incentive compensation, divided by the Company’s or the business unit’s, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(ss)     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(tt)       “Section 16(b)” means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(uu)     “Service Provider” means an Employee, Consultant or Director.

(vv)     “Share” means a share of the Common Stock, as adjusted in accordance with Section 19 of the Plan.

(ww)   “Stock Appreciation Right” or “SAR” means an Award granted pursuant to Section 10 hereof.

(xx)      “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(yy)     “Total Stockholder Return” means the total return (change in share price plus reinvestment of any dividends) of a Share.

3.             Stock Subject to the Plan.

(a)           Stock Subject to Plan. Subject to the provisions of Section 19 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is 4,750,000 Shares, plus any Shares remaining available for issuance under the Company’s stock option plans on the date of the Company’s 2005 Annual Meeting of Stockholders plus any Shares subject to any outstanding options under the Company’s stock option plans on the date of the Company’s 2005 Annual Meeting of Stockholders that subsequently expire unexercised. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)           Full Value Awards. Any Shares subject to Options or SARs shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto. Any Shares subject to Restricted Stock, Performance Shares or Restricted Stock Units with a per share or unit purchase price lower than 100% of Fair Market Value on the date of grant shall be counted against the numerical limits of this Section 3 as two Shares for every one Share subject thereto. To the extent that a Share that was subject to an Award that counted as two Shares against the Plan reserve pursuant to the preceding sentence is recycled back into the Plan under Section 3(c) below, the Plan shall be credited with two Shares.

(c)           Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Performance Shares or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, Shares issued pursuant to an SAR as well as the Shares withheld to pay the exercise price shall cease to be available under the Plan; provided, however, that from and after the effective date of this Plan, shares reserved for issuance upon grant of SARs shall not become available for issuance under this Plan to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the SARs. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option shall not become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Performance Units or Dividend Equivalents, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Performance Units or Dividend Equivalents shall not increase the number of Shares available for issuance under the Plan.

4.             Administration of the Plan.

(a)         Procedure.

(i)    Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii)   Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)  Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b)         Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)    to determine the Fair Market Value of the Common Stock, in accordance with Section 2(v) of the Plan;

(ii)   to select the Service Providers to whom Awards may be granted hereunder;

(iii)  to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

(iv)  to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;

(v)   to approve forms of agreement for use under the Plan;

(vi)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to,

the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)        to construe and interpret the terms of the Plan and Awards;

(viii)       to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)          to modify or amend each Award (subject to Section 21(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

(x)           to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)          to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii)         to determine whether Dividend Equivalents will be granted in connection with another Award;

(xiii)        to determine the terms and restrictions applicable to Awards; and

(xiv)       to make all other determinations deemed necessary or advisable for administering the Plan.

(c)         Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5.             Eligibility. Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units, Dividend Equivalents and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.             No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant’s employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant’s right or the Company’s or

Subsidiary’s right, as the case may be, to terminate such employment at any time, with or without cause or notice.

7.             Code Section 162(m) Provisions.

(a)           Option and SAR Annual Share Limit. No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 400,000 Shares; provided, however, that such limit shall be 1,200,000 Shares in the Participant’s first Fiscal Year of Company service.

(b)           Restricted Stock, Restricted Stock Units and Performance Share Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 200,000 Shares of Restricted Stock, Restricted Stock Units or Performance Shares (which may include related Dividend Equivalent grants); provided, however, that such limit shall be 600,000 Shares in the Participant’s first Fiscal Year of Company service.

(c)           Performance Units Annual Limit. No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $1,000,000, provided, however, that such limit shall be $3,000,000 in the Participant’s first Fiscal Year of Company service.

(d)           Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e)           Changes in Capitalization. The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 19(a).

8.           Term of Plan. The Plan shall continue in effect for a term of ten (10) years following the date upon which the Board approved the Plan in 2005.

9.           Stock Options.

(a)         Term . The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

(b)         Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(c)         No Repricing. The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(d)         Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

(e)         Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

(i)    cash;

(ii)   check;

(iii)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)  delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

(v)   any combination of the foregoing methods of payment; or

(vi)  such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(f)          Exercise of Option; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 19 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(g)         Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(h)         Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i)          Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Option Agreement (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant’s death. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(j)          ISO $100,000 Rule. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

(i)      of Shares subject to a Participant’s Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

(ii)     become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(j), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

10.           Stock Appreciation Rights.

(a)             Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)             Exercise Price and other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 7(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant.

(c)             No Repricing. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(d)             Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)   The number of Shares with respect to which the SAR is exercised.

(e)             Payment upon Exercise of SAR. At the discretion of the Administrator, and as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof.

(f)            SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(g)           Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(h)           Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for three months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(i)            Disability. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant’s termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(j)            Death of Participant. If a Participant dies while a Service Provider, the SAR may be exercised following the Participant’s death within such period of time as is specified in the SAR Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the SAR Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the SAR is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant’s death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

11.           Restricted Stock.

(a)           Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the

Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b)           Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)          Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

12.           Restricted Stock Units.

(a)           Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued service but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock Units. Restricted Stock Units shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b)           Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c)           Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)           Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator shall pay earned Restricted Stock Units in Shares.

(e)           Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

13.           Performance Shares.

(a)           Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b)           Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c)           Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

14.           Performance Units.

(a)           Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

(b)           Number of Performance Units. Subject to Section 7(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

(c)           Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

(d)           Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

15.           Deferred Stock Units.

(a)           Description. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company’s general creditors until distributed to the Participant.

(b)           162(m) Limits. Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award as set forth in Section 7 hereof.

16.           Leaves of Absence. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

17.           Part-Time Service. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, any service-based vesting of Awards granted hereunder shall be extended on a proportionate basis in the event an Employee transitions to a work schedule under which they are customarily scheduled to work on less than a full-time basis, or if not on a full-time work schedule, to a schedule requiring fewer hours of service. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service.

18.           Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

Notwithstanding any action by the Administrator to make an Award transferable, no transfer for value or consideration shall be made without the prior approval of the Company’s stockholders.

19.                                 Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change of Control.

(a)           Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 7(a) and (b) hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)           Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c)           Change of Control.

(i)    Stock Options and SARs. In the event of a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the

Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change of Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

(ii)   Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Dividend Equivalents and Deferred Stock Units. In the event of a Change of Control, each outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award (and any related Dividend Equivalent) shall be assumed or an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit, Dividend Equivalent or Deferred Stock Unit including as to Shares (or with respect to Performance Units and Dividend Equivalents, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Units, Performance Share, Performance Unit, Dividend Equivalent and Deferred Stock Unit award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units and Dividend Equivalents, the cash equivalent thereof) subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

20.           Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

21.           Amendment and Termination of the Plan.

(a)           Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Stock Plan without obtaining stockholder approval.

(b)           Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c)           Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company.

22.           Conditions Upon Issuance of Shares.

(a)           Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units and Dividend Equivalents, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

23.           Liability of Company.

(a)           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)           Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 21(b) of the Plan.

24.           Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

STOCK OPTION AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Avocent Corporation 2005 Equity Incentive Plan (the “Plan”) will have the same defined meanings in this Award Agreement.

1.     NOTICE OF STOCK OPTION GRANT

                Name:

                Address:

You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Total Exercise Price	$

Type of Option:		Incentive Stock Option

Nonstatutory Stock Option

Term/Expiration Date:

Vesting Schedule:

Subject to accelerated vesting as set forth below or in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

[____% of the Shares subject to the Option will vest _________ months after the Vesting Commencement Date, and ______ of the Shares subject to the Option will vest as follows _______________, subject to Participant continuing to be a Service Provider through each such date.]

Termination Period:

This Option shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability. If Participant ceases to be a Service Provider due to Participant’s death or Disability, this Option shall be exercisable for one (1) year after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this Option be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 19(c) of the Plan.

2.                                       AGREEMENT

(a)                                  Grant of Option.

The Administrator hereby grants to individual named in the Notice of Grant attached as Part I of this Agreement (the “Participant”) an option (the “Option”) to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan will prevail.

If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Nonstatutory Stock Option (“NSO”).

(b)                                 Exercise of Option.

(i)            Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Award Agreement.

(ii)           Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”), which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable withholding taxes. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares will be issued pursuant to the exercise of this Option unless such issuance and exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares will be considered transferred to Participant on the date the Option is exercised with respect to such Exercised Shares.

(c)           Method of Payment.

Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

(i)            cash;

(ii)           check;

(iii)          other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised

(iv)          delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

(v)           any combination of the foregoing methods of payment; or

(vi)          such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)                                 Non-Transferability of Option.

This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. Notwithstanding the foregoing sentence, if this Option has been classified as a Nonstatutory Stock Option, Participant may, in a manner and in accordance with terms specified by the Administrator, transfer this Option to Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights. The terms of the Plan and this Award Agreement will be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(e)                                  Term of Option.

This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Award Agreement.

(f)                                    Tax Obligations.

(i)            Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise

(ii)           Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Grant Date, or (2) the date one year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

(g)                                 Entire Agreement; Governing Law.

The Plan is incorporated herein by reference. The Plan and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of Alabama.

(h)                                 NO GUARANTEE OF CONTINUED SERVICE.

PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT:		AVOCENT CORPORATION

By:
Signature
Title:
Print Name
Residence Address:

EXHIBIT A

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Avocent Corporation

[ADDRESS]

Attention:  ___________

1.             Exercise of Option. Effective as of today, ________________, _____, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Avocent Corporation (the “Company”) under and pursuant to the 2005 Equity Incentive Plan (the “Plan”) and the Award Agreement dated ________ (the “Award Agreement”). The purchase price for the Shares will be $_____________, as required by the Award Agreement.

2.             Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares and any required withholding taxes to be paid in connection with the exercise of the Option.

3.             Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

4.             Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 19 of the Plan.

5.             Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6.             Entire Agreement; Governing Law. The Plan and Award Agreement are incorporated herein by reference. This Agreement, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Alabama.

Submitted by:	Accepted by:

PARTICIPANT	AVOCENT CORPORATION

By:
Signature
Title:
Print Name
Residence Address:	Date Received:

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

NOTICE OF GRANT

Unless otherwise defined herein, the terms defined in the Avocent Corporation 2005 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Notice of Grant.

You have been granted a Stock Appreciation Right subject to the terms and conditions of the Plan and the attached Stock Appreciation Right Agreement (the “Award Agreement”), as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price per Share	$

Total Number of Shares Granted

Expiration Date:

Vesting Schedule:

This Stock Appreciation Right shall vest, in whole or in part, in accordance with the following schedule:

[____% of the Shares subject to the Stock Appreciation Right will vest _________ months after the Vesting Commencement Date, and ______ of the Shares subject to the Stock Appreciation Right will vest as follows _______________, subject to Participant continuing to be a Service Provider through each such date.

Termination Period:

This Stock Appreciation Right shall be exercisable for three (3) months after Participant ceases to be a Service Provider, unless such termination is due to Participant’s death or Disability. If Participant ceases to be a Service Provider due to Participant’s death or Disability, this Stock Appreciation Right shall be exercisable for one (1) year after Participant ceases to be Service Provider. Notwithstanding the foregoing, in no event may this Stock Appreciation Right be exercised after the Term/Expiration Date as provided above and may be subject to earlier termination as provided in Section 19(c) of the Plan.

The Stock Appreciation Right evidenced by this Notice of Grant is part of and subject in all respects to the terms and conditions of the attached Award Agreement, the terms of which are hereby incorporated herein by reference as if set forth herein in full, and the Plan (a copy of which has been made available to you by the Company).

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AGREEMENT

1.             Grant of Stock Appreciation Right. The Administrator hereby grants to the Participant (the “Participant”) named in the Notice of Grant attached to (and part of) this Stock Appreciation Right Agreement, a Stock Appreciation Right (the “Stock Appreciation Right”) to purchase the number of Shares as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Avocent Corporation 2005 Equity Incentive Plan (the “Plan”) which is incorporated herein by reference (the Plan and the Notice of Grant together with this Stock Appreciation Right Agreement are herein referred to as the “Award Agreement” or the “Stock Appreciation Right Agreement”). Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Award Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Award Agreement.

2.             Exercise of Stock Appreciation Right. This Stock Appreciation Right is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the “Exercise Notice”) or such other form or manner as the Administrator may determine, which shall state the election to exercise the Stock Appreciation Right and the number of Shares in respect of which the Stock Appreciation Right is being exercised (the “Exercised Shares”). The Exercise Notice will be completed by Participant and delivered to the Company in such form and manner as the Administrator may determine. This Stock Appreciation Right shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice together with any applicable withholding taxes.

Upon exercising the Stock Appreciation Right, the Participant shall receive from the Company, for each Share exercised, an amount equal to (i) the Fair Market Value of the Common Stock as of the date of such exercise, minus (ii) the Exercise Price set forth in the Notice of Grant. Until Shares are issued in respect of the exercise of this Stock Appreciation Right in accordance with Plan Section 10(a), the Participant shall not have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares covered by this Stock Appreciation Right.

The Company’s obligation arising upon the exercise of this Stock Appreciation Right shall be paid 100% in Shares. Shares withheld to satisfy withholding obligations shall also be valued at its Fair Market Value on the date of exercise. Any fractional Share due to a Participant upon exercise shall be rounded down to the nearest whole Share.

3.             Non-Transferability of Stock Appreciation Right. This Stock Appreciation Right may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. Notwithstanding the foregoing sentence, Participant may, in a manner and in accordance with terms specified by the Administrator, transfer this Stock Appreciation Right to Participant’s spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights. The terms of the Plan and this Award Agreement will be binding upon the executors, administrators, heirs, successors and assigns of Participant.

4.             Withholding Taxes. Participant agrees to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

5.             No Effect on Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

6.             Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan, this Award Agreement and the Notice of Grant constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by Alabama law except for that body of law pertaining to conflict of laws.

       By Participant’s signature and the signature of the Company’s representative below, Participant and the Company agree that this Stock Appreciation Right is granted under and governed by the terms and conditions of the Plan and this Award Agreement. Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and Award Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Award Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT		AVOCENT CORPORATION

By:
Signature
Title:
Print Name
Residence Address:

EXHIBIT A

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AGREEMENT

EXERCISE NOTICE

Avocent Corporation

[Address]

Attention:  Stock Plan Administration

1.             Exercise of Stock Appreciation Right. Effective as of today, ________________, 20__, the undersigned (“Participant”) hereby elects to exercise ______________ Shares under and pursuant to the Avocent Corporation 2005 Equity Incentive Plan (the “Plan”) and the Stock Appreciation Right Agreement dated __________________, 20__ (the “Award Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Exercise Notice.

2.             Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Award Agreement and agrees to abide by and be bound by their terms and conditions.

3.             Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s exercise hereunder. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

4.             Entire Agreement; Governing Law. The Notice of Grant, the Plan and the Award Agreement are incorporated herein by reference. This Exercise Notice, the Notice of Grant, the Plan and the Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Award Agreement is governed by Alabama law except for that body of law pertaining to conflict of laws.

Submitted by:	Accepted by:

PARTICIPANT	AVOCENT CORPORATION

By:
Signature
Title:
Print Name
Residence Address:

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Avocent Corporation 2005 Equity Incentive Plan (“Plan”) will have the same defined meanings in this Restricted Stock Award Agreement (the “Agreement”).

1.     NOTICE OF RESTRICTED STOCK AWARD

Name:

Address:

The undersigned Participant (as defined below) has been granted a right to purchase shares of Common Stock, subject to the terms and conditions of the Plan and this Agreement, as follows:

Grant Number

Date of Grant

Vesting Commencement Date

Exercise Price Per Share	$0.001

Total Number of Shares

Expiration Date

YOU MUST EXERCISE THIS RESTRICTED STOCK AWARD BEFORE THE EXPIRATION DATE OR IT WILL TERMINATE AND YOU WILL HAVE NO FURTHER RIGHT TO PURCHASE THE SHARES.

Non-Transferability of Right to Acquire Common Stock.

This Award of Restricted Stock may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Agreement will be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

2.     AGREEMENT

1.             Sale of Stock. The Company hereby agrees to sell to the individual named in the Notice of Grant of Restricted Stock (the “Participant”), and the Participant hereby agrees to purchase the number of Shares set forth in the Notice of Grant of Restricted Stock, at the exercise price per share set forth in the Notice of Grant of Restricted Stock (the “Exercise Price”), and subject to the terms and conditions of the Plan, which are incorporated herein by reference.

2.             Payment of Purchase Price. Participant herewith delivers to the Company the aggregate Exercise Price for the Shares by cash or check, together with any and all withholding taxes due in connection with the purchase of the Shares.

3.             [Repurchase Option.

(a)           In the event Participant ceases to be a Service Provider for any or no reason (including death or Disability), the Company will, upon the date of such termination (as reasonably fixed and determined by the Company), have an irrevocable, exclusive option for a period of ninety (90) days from such date to reacquire up to that number of Shares which constitute the Unreleased Shares (as defined in Section 4) at the Exercise Price per share, if any (the “Repurchase Price”) (the “Repurchase Option”).

(b)           The Repurchase Option will be exercised by the Company by delivering written notice to the Participant or the Participant’s executor (with a copy to the Escrow Holder (as defined in Section 6)) AND, at the Company’s option, (i) by delivering to the Participant or the Participant’s executor a check in the amount of the aggregate Repurchase Price, or (ii) by the Company canceling an amount of the Participant’s indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate Repurchase Price; provided, however, that if the Participant paid no consideration for the Shares, all such Shares will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. Upon delivery of such notice and the payment of the aggregate Repurchase Price, if any, in the ways described above, the Company will become the legal and beneficial owner of the Unreleased Shares being repurchased and all rights and interests therein or relating thereto, and the Company will have the right to retain and transfer to its own name the number of Unreleased Shares being repurchased by the Company.

(c)           Whenever the Company will have the right to reacquire the Unreleased Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Repurchase Option to purchase all or a part of the Unreleased Shares. If the Fair Market Value of the Unreleased Shares to be repurchased on the date of such designation or assignment (the “Repurchase FMV”) exceeds the aggregate Repurchase Price of the Unreleased Shares, then each such designee or assignee will pay the Company cash equal to the difference between the Repurchase FMV and the aggregate Repurchase Price of Unreleased Shares to be purchased.

(d)           If the Company or its assignee does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following Participant’s termination as a Service Provider, the Repurchase Option will terminate.]

OR

3.             [Reacquisition Right. In the event the Purchaser ceases to be a Service Provider for any or no reason (including death or Disability) before all of the Shares of Restricted Stock are released from the Company’s Reacquisition Right (see Section 4), all such Shares will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company (the “Reacquisition Right”). The Purchaser will not be entitled to a refund of the price paid for any Shares of Restricted Stock returned to the Company pursuant to this Section 3. Upon such termination, the Company will become the legal and beneficial owner of the Shares of Restricted Stock being forfeited and reacquired by the Company and all rights and interests therein or relating thereto, and the Company will have the right to retain and transfer to its own name the number of Shares of Restricted Stock being reacquired by the Company.]

4.             [Release of Shares From Repurchase Option.

(a)           Subject to any accelerated vesting provisions in the Plan, [__% of the Shares will be released from the Company’s Repurchase Option ________ months following the Vesting Commencement Date (as set forth in the Notice of Grant of Restricted Stock) and ____ of the Shares will be released each month thereafter on the same day of the month as the Date of Grant], provided that the Purchaser continues to be a Service Provider through such date.

(b)           Any of the Shares which have not yet been released from the Company’s Repurchase Option are referred to herein as “Unreleased Shares.”

OR

4.             [Release of Shares From Reacquisition Right.

(c)           Vesting Schedule. Subject to any accelerated vesting provisions in the Plan, [__% of the Shares will be released from the Company’s Reacquisition Right ______ months following the Vesting Commencement Date (as set forth in the Notice of Grant of Restricted Stock) and _________ of the Shares will be released each month thereafter on the same day of the month as the Date of Grant], provided that the Purchaser continues to be a Service Provider through such date.

(d)           Any of the Shares that have not yet been released from the Reacquisition Right are referred to herein as “Unreleased Shares.”]

5.             Restriction on Transfer. Except for the escrow described in Section 5 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein will be transferred, encumbered or otherwise disposed of in any way until the release of such Shares from the Company’s [Repurchase Option/Reacquisition Right] in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution. Any distribution or delivery to be made to the Participant under this Agreement will, if the Participant is then deceased, be made to the Participant’s designated beneficiary, or if no beneficiary survives the Participant, to the administrator or executor of the Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

6.             Escrow of Shares.

(a)           All Shares of Restricted Stock will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock and stock assignment attached hereto as Exhibit A-1 will be held by the Escrow Holder until such time as the Company’s [Repurchase Option/Reacquisition Right] expires or the date the Participant’s status as a Service Provider terminates.

(b)           The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

(c)           Upon the date the Participant’s status as a Service Provider terminates for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the Unreleased Shares to the Company. The Participant hereby appoints the Escrow Holder with full power of substitution, as the Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of the Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such Unreleased Shares to the Company upon such termination.

(d)           When a portion of the Shares has been released from the [Repurchase Option/Reacquisition Right], upon request, the Escrow Holder will take all steps necessary to accomplish the transfer of the Unreleased Shares to the Participant.

(e)           Subject to the terms hereof, the Participant will have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon.

(f)            In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change the Participant will in his capacity as owner of Unreleased Shares that have been awarded to him be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. If the Participant receives rights or warrants with respect to any Unreleased Shares, such rights or warrants may be held or exercised by the Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be Unreleased Shares and will be subject to all of the conditions and restrictions which were applicable to the Unreleased Shares pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g)           The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Agreement.

7.             Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 6, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by the Participant with respect to the payment of income and employment taxes which the Company determines must be withheld with respect to such Shares. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit the Participant to satisfy such tax withholding obligation, in whole or in part by one or more of the following: (a) paying cash, [(b) electing to have the Company withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum amount required to be withheld, (c) delivering to the Company already vested and owned Shares having a Fair Market Value equal to the amount required to be withheld], or (d) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. If the Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time any applicable Shares otherwise are scheduled to vest pursuant to Section 4, the Participant will permanently forfeit such shares and the shares will be returned to the Company at no cost to the Company.

8.             General Provisions.

(a)           This Agreement will be governed by the internal substantive laws, but not the choice of law rules of Alabama. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Participant. Subject to Section 19(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail. Unless otherwise defined herein, the terms defined in the Plan will have the same defined meanings in this Agreement.

(b)           Any notice, demand or request required or permitted to be given by either the Company or the Participant pursuant to the terms of this Agreement will be in writing and will be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

Any notice to the Escrow Holder will be sent to the Company’s address with a copy to the other party hereto.

(c)           The rights of the Company under this Agreement will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of the Participant under this Agreement may only be assigned with the prior written consent of the Company.

(d)           Either party’s failure to enforce any provision of this Agreement will not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and will not constitute a waiver of either party’s right to assert any other legal remedy available to it.

(e)           The Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

(f)            Participant acknowledges and agrees that the vesting of Shares of Restricted Stock pursuant to Section 4 hereof is earned only by continuing as a Service Provider at the will of the Company (and not through the act of being hired or purchasing Shares hereunder). Participant further acknowledges and agrees that this Agreement, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and will not interfere with the Participant’s right or the Company’s right to terminate the Participant’s relationship as a Service Provider at any time, with or without cause.

By Participant’s signature below, Participant represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.

PARTICIPANT		AVOCENT CORPORATION

By:
Signature
Title:
Print Name
Residence Address:

EXHIBIT A-1

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I, __________________________, hereby sell, assign and transfer unto Avocent Corporation _____________ shares of the Common Stock of Avocent Corporation standing in my name of the books of said corporation represented by Certificate No. _____ herewith and do hereby irrevocably constitute and appoint ______________________________ to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Award Agreement between Avocent Corporation and the undersigned dated ______________, ____ (the “Agreement”).

Dated: _______________, _____                                                   Signature:

INSTRUCTIONS:  Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its [Repurchase Option/Reacquisition Right] as set forth in the Agreement, without requiring additional signatures on the part of the Participant.

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Notice of Grant Award And Award Agreement	Avocent Corporation ID: 912032368 4991 Corporate Drive Huntsville, AL 35805

Name: ____________________________________ Address: __________________________________ __________________________________________	Award Number: Plan: ID:

Effective _________________, you have been granted an award of ______________ restricted stock units. These units are restricted until the vest date(s) shown below, at which time you will receive shares of Avocent Corporation (the Company) common stock.

The current total value of the award is $______________.

The award will vest in increments on the date(s) shown.

Shares                    Full Vest

By your signature and the Company’s signature below, you and the Company agree that this award is granted under and governed by the terms and conditions of the Company’s Award Plan, as amended, and the Award Agreement, all of which are attached and made a part of this document.

________________________________________ Avocent Corporation ________________________________________ Name	_____________________ Date _____________________ Date

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AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

                Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant of Restricted Stock Units.

                You have been granted the number of Restricted Stock Units set forth on the Notice of Grant of Award and Award Agreement (the “Cover Page”) to which this Notice of Grant of Restricted Stock Units is attached. Each such Unit is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this Award. None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

                The Vesting Schedule for your Award is set forth on the Cover Page, and ____ percent (__%) of the Restricted Stock Units awarded to you shall vest on each of:  _______________________ provided you are employed by the Company or an Affiliate on each such date. [For the Company’s Senior Officers:  Notwithstanding the foregoing, all Restricted Stock Units awarded to you shall be deemed and treated as fully earned and the vesting of all such Restricted Stock Units shall be deemed and treated as fully accelerated to the same extent and on the same terms and conditions that the vesting of any stock option awards granted to you is (or is required to be) accelerated under the terms of any agreement (including any employment or option agreement or amendment) between you and the Company (or any of its Subsidiaries).]

                You acknowledge and agree that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company’s right to terminate your relationship as a Service Provider at any time, with or without cause.

                You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

                By your signature and the signature of the Company’s representative on the Cover Page, you and the Company agree that the Cover Page, this Notice of Grant of Restricted Stock Units, the form of Restricted Stock Unit Agreement attached as Exhibit A hereto, and the 2005 Equity Incentive Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

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EXHIBIT A

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

                1.             Grant. The Company hereby grants to the Employee an award of Restricted Stock Units (“RSUs”), as set forth in the Notice of Grant of Restricted Stock Units and subject to the terms and conditions in this Agreement and the Company’s 2005 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Unit Agreement.

                2.             Company’s Obligation. Each RSU represents the right to receive a Share on the vesting date. Unless and until the RSUs vest, the Employee will have no right to receive Shares under such RSUs. Prior to actual distribution of Shares pursuant to any vested RSUs, such RSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

                3.             Vesting Schedule. The RSUs awarded by this Agreement will vest in the Employee according to the vesting schedule specified in the Notice of Grant [For the Company’s Senior Officers:  which shall include accelerated vesting of all RSU’s awarded by this Agreement to the same extent and on the same terms and conditions that the vesting of any stock option awards granted to Employee is (or is required to be) accelerated under the terms of any agreement (including any employment or option agreement or amendment) between Employee and the Company (or any of its Subsidiaries)].

                4.             Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement of the Notice of Grant, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company. [Substitute for the Company’s Senior Officers:  Except as provided in paragraph 3, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested RSUs awarded by this Agreement will thereupon be forfeited at no cost to the Company.]

                5.             Payment after Vesting. Any RSUs that vest in accordance with paragraph 3 will be paid to the Employee (or in the event of the Employee’s death, to his or her estate) solely in Shares; provided that to the extent determined appropriate by the Administrator, the minimum statutorily required federal, state and local withholding taxes with respect to such RSUs will be paid by reducing the number of vested RSUs actually paid to the Employee.

                6.             Payments after Death. Any distribution or delivery to be made to the Employee under this Agreement will, if the Employee is then deceased, be made to the administrator or executor of the Employee’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

                7.             Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or Employee’s broker.

3

                8.             No Effect on Employment. The Employee’s employment with the Company and its Subsidiaries is on an at-will basis only. Accordingly, the terms of the Employee’s employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Employee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause or notice.

                9.             Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 4991 Corporate Drive, Huntsville, AL 35805, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

                10.           Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

                11.           Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

                12.           Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Employee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

                13.           Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

                14.           Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any RSUs have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Employee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

                [For the Company’s Senior Officers:  15.        Stock Ownership Guidelines. Employee understands and acknowledges that this Agreement and the right to receive Shares under this RSU Award is subject to the terms and conditions of the Avocent Corporation Restricted Stock, Performance Shares, and Stock Ownership General Guidelines as in effect from time to time and as construed by the Administrator.]

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AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF PERFORMANCE SHARES

                Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

                Name: _______________________

                You have been granted _________ Performance Shares. Each such Share is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this award. None of the Performance Shares will be issued to you (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied. Additional terms of this grant are as follows:

                Date of Grant:  _______________________

                Vesting Schedule:  The Performance Share award to you specified above will be earned based on certain financial performance of the Company in _____, and if earned or to the extent earned, will vest over _______ years (including ______). The number of Performance Shares actually earned by you will be determined in accordance with the following:                                                                                                                                                                                                              . Once the determination as to the number of Performance Shares actually earned, if any, is made, your Performance Shares will vest on                                                                                                                      provided you are employed by the Company or an Affiliate on each such date. [For the Company’s Senior Officers:  Notwithstanding the foregoing, and even if the financial performance of the Company for ______ has not then been determined, all Performance Shares awarded to you shall be deemed and treated as fully earned at the _____ level and the vesting of all such Performance Shares shall be deemed and treated as fully accelerated to the same extent and on the same terms and conditions that the vesting of any stock option awards granted to you is (or is required to be) accelerated under the terms of any agreement (including any employment or option agreement or amendment) between you and the Company (or any of its Subsidiaries).]

                You acknowledge and agree that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company’s right to terminate your relationship as a Service Provider at any time, with or without cause.

                You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

                By your signature and the signature of the Company’s representative below prior to the Expiration Date, you and the Company agree that this Notice of Grant, the form of Performance Share Agreement attached as Exhibit A hereto and the 2005 Equity Incentive Plan constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

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GRANTEE:	AVOCENT CORPORATION

Signature	By

Print Name	Title

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EXHIBIT A

AVOCENT CORPORATION

2005 EQUITY INCENTIVE PLAN

PERFORMANCE SHARE AGREEMENT

                1.             Grant. The Company hereby grants to the Employee an award of Performance Shares, as set forth in the Notice of Grant of Performance Shares and subject to the terms and conditions in this Agreement and the Company’s 2005 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Share Agreement.

                2.             Company’s Obligation. Each Performance Share represents the right to receive a Share on the vesting date. Unless and until the Performance Shares vest, the Employee will have no right to receive Shares under such Performance Share. Prior to actual distribution of Shares pursuant to any vested Performance Shares, such Performance Shares will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

                3.             Vesting Schedule. The Performance Shares awarded by this Agreement will vest in the Employee according to the vesting schedule specified in the Notice of Grant [For the Company’s Senior Officers:  , which shall include accelerated vesting of all- Performance Shares awarded by this Agreement to the same extent and on the same terms and conditions that the vesting of any stock option awards granted to Employee is (or is required to be) accelerated under the terms of any agreement (including any employment or option agreement or amendment) between Employee and the Company (or any of its Subsidiaries)].

                4.             Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested Performance Shares awarded by this Agreement will thereupon be forfeited at no cost to the Company. [Substitute for the Company’s Senior Officers:  Except as set forth in paragraph 3, if the Employee terminates service as a Service Provider for any or no reason prior to vesting, the unvested Performance Shares awarded by this Agreement will thereupon be forfeited at no cost to the Company.]

                5.             Payment after Vesting. Any Performance Shares that vest in accordance with paragraph 3 will be paid to the Employee (or in the event of the Employee’s death, to his or her estate) solely in Shares; provided that to the extent determined appropriate by the Administrator, in its sole discretion, the minimum statutorily required federal, state and local withholding taxes with respect to such Performance Shares will be paid by reducing the number of vested Performance Shares actually paid to the Employee.

                6.             Payments after Death. Any distribution or delivery to be made to the Employee under this Agreement will, if the Employee is then deceased, be made to the administrator or executor of the Employee’s estate. Any such administrator or executor must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

                7.             Rights as Stockholder. Neither the Employee nor any person claiming under or through the Employee will have any of the rights or privileges of a stockholder of the Company in respect of

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any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Employee or Employee’s broker.

                8.             No Effect on Employment. The Employee’s employment with the Company and its Subsidiaries is on an at-will basis only. Accordingly, the terms of the Employee’s employment with the Company and its Subsidiaries will be determined from time to time by the Company or the Subsidiary employing the Employee (as the case may be), and the Company or the Subsidiary will have the right, which is hereby expressly reserved, to terminate or change the terms of the employment of the Employee at any time for any reason whatsoever, with or without good cause or notice.

                9.             Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company at 4991 Corporate Drive, Huntsville, AL 35805, Attn: Stock Administration, or at such other address as the Company may hereafter designate in writing or electronically.

                10.           Grant is Not Transferable. Except to the limited extent provided in paragraph 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

                11.           Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

                12.           Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to the Employee (or his or her estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

                13.           Plan Governs. This Agreement and the Notice of Grant are subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement or the Notice of Grant and one or more provisions of the Plan, the provisions of the Plan will govern.

                14.           Administrator Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Performance Shares have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Employee, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

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